LICENSE AGREEMENT

This license agreement ("***Agreement***") is entered into as of December 28, 2013, by and between [redacted], a Nevada corporation ("***Licensor***"), with its principal place of business at [redacted], and, MA & ASSOCIATES, LLC, a Nevada limited liability company ("***Licensee***"), with its principal place of business at 200 W. Sahara Ave. #407, Las Vegas, Nevada 89102.

RECITALS

A. Licensor owns, develops and markets computer applications for scientific testing, procedures, know-how, protocols, trade names, and other intellectual property used in connection with testing cannabis and other products (the "***Products***") including the product line known as [redacted] (the "***System***"), which is more particularly described in the user manuals and other written materials created by Licensor to describe the functionality and use of the System (the "***Documentation***"); and

B. Licensee seeks to obtain regulatory approval to operate a testing lab in the State of Nevada. Should such approval be granted, Licensee desires to acquire a license to use and reproduce the System and Documentation for its business purposes of providing cannabis testing services in the State of Nevada, and Licensor desires to grant Licensee the license. Prior to obtaining such approval, Licensee shall pay Licensor for services contemplated to assist Licensee to obtain such approval. THEREFORE, the parties agree as follows:

1. DEFINITIONS.

1.1. "Authorized Platform" means the computer or operating system, or both, on which Licensee is authorized to use the System pursuant to this Agreement. A list of the Authorized Platforms is set forth in ***Exhibit "A"***, attached to this Agreement and incorporated by this reference.

1.2. "Authorized Site" means a location at which Licensee is authorized to use the System.

1.3. "Documentation" means all user manuals and other written material created by Licensor to describe the functionality or assist in the use of the System. A list of the Documentation provided with the System is set forth in ***Exhibit "A"***.

1.4. "Licensee" means *MA & ASSOCIATES, LLC*, a Nevada Limited Liability Company, and includes any officer, director, employee, consultant, or contractor of Licensee, provided that the employee, consultant, or contractor is using the System in the performance of his or her duties as an employee, consultant, or contractor of Licensee.

1.5. "Fees " means any and all fees be paid by Licensee to Licensor as consideration for the ongoing use of the System and Documentation and for related services as set forth in Exhibit B attached to this Agreement and incorporated by this reference.

1.6 "Exclusive Licensee Fee" shall mean a one-time non-refundable $100,000 payment, which is a condition precedent to performance by Licensor.

1.7. "Licensor" means [redacted]., a Nevada Corporation, as well as its sub-entities, successors, and assignees.

1.8. "System" means the computer program or programs, and all related intellectual property including but not limited to software marketed, licensed and/or sold as [redacted] System, and updates, bug fixes, enhancements, and/or or other modifications; and includes the Documentation as defined hereinabove;. It does not include any version of the System that constitutes a separate product because of differences in function or features.

1.9. "Technical Support Schedule" means the description of the technical support and maintenance provided by Licensor in connection with Licensee's use of the System, and a

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schedule of the fees charged by Licensor for such support and maintenance. The Technical Support Schedule is set forth in ***Exhibit "C"***, attached to this Agreement and incorporated by this reference.

2. GRANT OF LICENSE.

2.1. Grant. Upon payment to Licensor of the Exclusive License Fee in the sum of $100,000, Licensor shall grant to Licensee a limited-exclusive, nontransferable license in the System, to use and reproduce the System exclusively for Licensee's testing of Products for its internal business uses on the Authorized Platform and at the Authorized Site, and to use the Documentation, which Licensor shall provide, solely in connection with Licensee's use of the System.

2.2. **Limits of Exclusive.** The period of Exclusive for the Exclusive License given herein shall be twenty (20) years from the date of this Agreement, provided such Exclusive License is not terminated otherwise pursuant to the terms of this agreement; and the Exclusive License territory shall be the State of Nevada, only; and Licensor shall be free to grant both exclusive and non-exclusive licenses to each, any and all other territories.

2.3. License Restrictions. Except as specifically granted in this Agreement, Licensor has created, owns and retains all right, title, and interest in the System, Documentation, and any and all related materials. This Agreement does not transfer ownership rights of any kind in the System, Documentation, or any related materials to Licensee or any third party. Licensee shall reproduce, install, and render the System operational only on the Authorized Platform at the Authorized Site. Licensee shall not modify, reverse engineer, or decompile the System, or create derivative works based on the System. Licensee shall not distribute the System to any persons or entities other than Licensee's officers, directors, employees, consultants, contractors or any other individual or affiliate of Licensee. Licensee may not transfer or sell the System to any person or make any other commercial use of the System without the prior written consent of Licensor. Licensee shall retain all copyright and trademark notices on the System and Documentation and shall take other necessary steps to protect Licensor's intellectual property rights.

2.4. **Additional License Restrictions.**

a Territory. This license is granted to Licensee for operation in the State of Nevada only.

b During the term of this Agreement Licensee shall purchase, install and maintain the equipment listed in ***Schedule "A"*** to this Agreement (the "Equipment"). The Equipment shall be maintained by Licensee in accordance with manufacturers' specifications.

c Licensee shall operate the Equipment and perform only cannabis related tests for which they have been licensed by Licensor. Licensor shall approve all testing methods for cannabis-related products including methods and infra-structure for Licensee's data management and reporting.

2.5. **Marketing/Advertising.**
All marketing and advertising materials shall be approved by Licensor prior to use. The name "[redacted]" shall be used on all marketing and advertising materials.

3. **FEES.**

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3.1. Fees. In consideration for the License granted to Licensee under this Agreement, Licensee shall pay Licensor fees, as set forth herein, and all fees listed on the Fee Schedule, attached as ***Exhibit "B"*** to this Agreement. All amounts not paid within five (5) days of the date on which payment is due *or* the date shown on the License Fee Schedule, whichever is earlier, bear interest at ten percent (10%) per year, or the highest rate allowable at law. Licensee acknowledges and agrees that it is obligated to Licensor for work performed prior to the date of this Agreement, and agrees that payment of the balance of all outstanding fees shall be and is a condition precedent to any performance by Licensor. Licensor further agrees that failure to pay each, any and all fees appearing on the Fee Schedule within fifteen days of the receipt of invoices for such fee(s), shall constitute a material breach of this Agreement, and Licensor may, at its discretion, terminate this Agreement upon fifteen days written notice to Licensee, provided however that Licensor shall first give Licensee ten days' Notice to Cure. In the event that Licensee is unable to obtain regulatory approval for operations from the State of Nevada, Licensor shall refund 40% (forty percent) of all fees previously paid and all licenses granted herein shall be void.

3.2. Taxes. In addition to other amounts payable under this Agreement, Licensee shall pay any and all federal, state, municipal, or other taxes, duties, fees, or withholding currently or subsequently imposed on Licensee's use of the System or the payment of the License Fee to Licensor, other than taxes assessed against Licensor's net income. Such taxes, duties, fees, withholding, or other charges shall be paid by Licensee or Licensee shall provide the appropriate authority with evidence of exemption from such tax, duty, fee, withholding, or charge. If Licensor is required to pay any such tax, duty, fee, or charge, Licensee shall promptly reimburse Licensor any such amounts.

4. LICENSOR'S OBLIGATIONS.

4.1. Deliverables. Within 30 days of payment to Licensor of the Exclusive License Fee, Licensor shall deliver the System to Licensee in a format appropriate for the Authorized Platform at the Authorized Site, together with the Documentation.

4.2. Support and Maintenance. Licensor shall provide Licensee with technical support in connection with Licensee's use of the System according to the Technical Support Schedule attached as **Exhibit "C"** to this Agreement. Upon the execution of this Agreement, and on each anniversary of its execution, Licensee shall pay Licensor the annual support and maintenance fee set forth in the Technical Support Schedule. Licensor shall provide Licensee with all modifications, bug fixes, and updates for the System as part of this support and maintenance obligation. However, Licensor has no obligation to provide Licensee with subsequent product releases.

5. **TERM AND TERMINATION.**

5.1. Term. This Agreement, and the license granted under this Agreement, becomes effective on the date set forth in Section 10.11, below. Unless sooner terminated as set forth in herein, the Agreement shall continue in effect until December 31, 2033.

5.2. Termination for Cause. Either party, as applicable, shall have the right, in addition, and without prejudice to any other rights or remedies, to terminate this Agreement and each, any and all licenses granted pursuant to this Agreement as follows:

5.2.1. by Licensor, upon fifteen (15) days' written notice, if Licensee fails to pay any amount due to Licensor pursuant to this Agreement;

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5.2.2. by Licensor, upon fifteen (15) days' written notice, if there is a change in control of Licensee, whether by public sale of assets or public stock offering, or otherwise, except that this paragraph 5.3.2 shall not be triggered by Licensee making regular changes to its business structure to add or remove LLC members;

5.2.3. by either party for any material breach of this Agreement, other than failure to make payments under Section 3, that is not cured within ten (10) days of receipt by the party in default of a notice specifying the breach and requiring its cure; or

5.2.4. by either party, immediately upon written notice, if: (a) all or a substantial portion of the assets of the other party are transferred to an assignee for the benefit of creditors, to a receiver, or to a trustee in bankruptcy; (b) a proceeding is commenced by or against the other party for relief under bankruptcy or similar laws and such proceeding is not dismissed within sixty (60) days; or (c) the other party is adjudged bankrupt.

5.2.5 by Licensor upon 15 days written notice if at any time Licensee fails to conduct a minimum of 200 [redacted] per month, averaged over the two most recent months.

5.3. Rights on Termination Licensor has and reserves all rights and remedies that it has by operation of law or otherwise to enjoin the unlawful or unauthorized use of System or Documentation. On termination all rights granted to Licensee under this Agreement shall cease and Licensee will promptly stop all use and reproduction of the System and Documentation, and Licensee will promptly return all copies of the System to Licensor or destroy all of Licensee's copies of the System and so certify to Licensor in writing within three (3) days of termination. Sections 5.3, 6, 7, 8, 9, 10.9, and 10.10 will survive termination or expiration of this Agreement as will any cause of action or claim of either party, whether in law or in equity, arising out of any breach or default.

6. WARRANTIES, DISCLAIMER, AND LIMITATIONS.

6.1. Warranties. Licensor hereby warrants to Licensee that: (a) Licensor is the owner of the System and the Documentation or has the right to grant to Licensee the license to use the System and Documentation in the manner and for the purposes set forth in this Agreement without violating any rights of a third party; and (b) the media containing the System will be free from defects for a period of thirty (30) days from the date of delivery to Licensee, provided that this warranty does not cover defects in the media due to Licensee's misuse of the System media or an accident subsequent to delivery to Licensee.

6.2. Disclaimer. THE WARRANTIES SET FORTH IN SECTION 6.1, ABOVE, ARE IN LIEU OF, AND THIS AGREEMENT EXPRESSLY EXCLUDES, ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, ORAL OR WRITTEN, INCLUDING, WITHOUT LIMITATION: (a) ANY WARRANTY THAT THE SYSTEM IS ERROR-FREE, WILL OPERATE WITHOUT INTERRUPTION, OR IS COMPATIBLE WITH ALL EQUIPMENT AND SYSTEM CONFIGURATIONS; (b) ANY AND ALL IMPLIED WARRANTIES OF MERCHANTABILITY; AND (c) ANY AND ALL WARRANTIES OF FITNESS FOR A PARTICULAR PURPOSE.

6.3. Remedies on Breach of Warranty. In the event of any breach of the warranty set forth in Section 6.1, Licensee's exclusive remedy shall be for Licensor to promptly replace defective System media; if Licensor is unable to replace the media within thirty (30) days of notification by Licensee of a defect, then Licensee may avail itself using all remedies available to Licensee under the Governing Law and within the Jurisdiction, as set forth in Paragraph 10.7. No portion of this paragraph 6.3 shall interfere with or terminate Licensee's rights to territory and term Exclusive as described in section 2, hereinabove.

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6.4. Limitation of Liability. LICENSOR IS NOT LIABLE FOR ANY INDIRECT, INCIDENTAL, SPECIAL, OR CONSEQUENTIAL DAMAGES, INCLUDING THE LOSS OF PROFITS, REVENUE, DATA, OR USE OR COST OF PROCUREMENT OF SUBSTITUTE GOODS INCURRED BY LICENSEE OR ANY THIRD PARTY, WHETHER IN AN ACTION IN CONTRACT OR TORT OR BASED ON A WARRANTY, EVEN IF LICENSOR OR ANY OTHER PERSON HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. LICENSOR'S LIABILITY FOR DAMAGES UNDER THIS AGREEMENT SHALL NOT EXCEED THE AMOUNTS ACTUALLY PAID BY LICENSEE TO LICENSOR UNDER THIS AGREEMENT.

6.5. Limitations Period. No action arising out of or in connection with this Agreement or the transactions contemplated by the Agreement may be brought by either party against the other more than thirty-six (36) months after the action accrues, or more than 36 months after the party know of or has reason to know of the action, whichever is later.

7. INDEMNITY.

7.1. Infringement Indemnity. Licensor indemnifies, defends, and holds Licensee harmless from and against any claims, actions, or demands alleging that the System infringes any patent, United States copyright, or other United States intellectual property right of a third party. If use of the System is permanently enjoined for any reason, Licensor, at Licensor's option, and in its sole discretion, may: (a) modify the System so as to avoid infringement; (b) procure the right for Licensee to continue to use and reproduce the System and Documentation; or (c) terminate this Agreement and refund to Licensee all license fees paid. Licensor shall have no obligation under this Section 7.1 for or with respect to claims, actions, or demands alleging infringement that arise as a result of (a) the combination of non-infringing items supplied by Licensor with any items not supplied by Licensor; (b) modification of the System or Documentation by Licensee or by Licensor in compliance with Licensee's designs, specifications, or instructions; (c) the direct or contributory infringement of any process patent by Licensee through the use of the Software; and (d) continued allegedly infringing activity by Licensee after Licensee has been notified of the possible infringement.

7.2. Other Indemnity. Licensee is responsible and indemnifies and holds Licensor harmless for any and all losses, liability, or damages arising out of, or incurred in connection with, Licensee's use of the System pursuant to this Agreement.

7.3. Condition to Indemnification. Should any claim subject to indemnity be made against Licensor or Licensee, the party against whom the claim is made agrees to provide the other party with prompt written notice of the claim. Licensor will control the defense and settlement of any claim under Section 7.1 and Licensee will control the defense and settlement of any claim under Section 7.2. The indemnified party agrees to cooperate with the indemnifying party and provide reasonable assistance in the defense and settlement of such claim. The indemnifying party is not responsible for any costs incurred or compromise made by the indemnified party unless the indemnifying party has given prior written consent to the cost or compromise.

8. CONFIDENTIAL INFORMATION/TRADE SECRETS; NON-DISCLOSURE; AND NON-CIRCUMVENTION.

8.1. Confidential Information. Licensee acknowledges that the System and Documentation, and all information relating to the business and operations of the Licensor that Licensee learns or has learned during or prior to the term of this Agreement, may be the valuable, confidential, and proprietary information or trade secrets of the Licensor. During the period this Agreement is in effect, and at all times afterwards, Licensee, and its officers, directors, employees, contractors, consultants, and agents, will: (a) safeguard the confidential information with the same degree of care that it uses to protect its own confidential information; (b) maintain the confidentiality of this information; (c) not use the information

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except as permitted under this Agreement; and (d) not disseminate, disclose, sell, publish, or otherwise make available the information to any third party without the prior written consent of Licensor.

8.2. **Trade Secrets.** "Trade Secret" as used herein shall mean any and all Information that derives independent economic value, actual or potential, from not being generally known to the public or to other persons who can obtain economic value from its disclosure or use.

8.3. **Non-Circumvention.** Licensee agrees that he will not contact, communicate with, enter any agreements directly or indirectly with any similar licensor or any other business which provides products or services similar to those products or services provided by Licensor. Licensee agrees that it will not in any way circumvent, permit, aid or acquiesce to the circumvention of the terms of this Agreement.

8.4. Limitations on Confidential Information Restrictions. Section 8.1 above does not apply to any information that: (a) is already lawfully in the receiving party's possession (unless received pursuant to a nondisclorure agreement); (b) is or becomes generally available to the public through no fault of the receiving party; (c) is disclosed to the receiving party by a third party who may transfer or disclose such information without restriction; (d) is required to be disclosed by the receiving party as a matter of law (provided that the receiving party will use all reasonable efforts to provide the disclosing party with prior notice of such disclosure and to obtain a protective order therefor); (e) is disclosed by the receiving party with the disclosing party's approval; and (f) is independently developed by the receiving party without any use of confidential information. In all cases, the receiving party will use all reasonable efforts to give the disclosing party ten (10) days' prior written notice of any disclosure of information under this Agreement. The parties will maintain the confidentiality of all confidential and proprietary information learned pursuant to this Agreement for a period of ten (10) years from the date of termination of this Agreement.

8.5. Injunctive Relief for Breach. Licensor and Licensee acknowledge that any breach of Section 8.1 by a receiving party will irreparably harm the disclosing party. Accordingly, in the event of a breach, the disclosing party is entitled to promptly seek injunctive relief in addition to any other remedies that the disclosing party may have at law or in equity.

9. EXPORT CONTROLS AND RESTRICTED RIGHTS.

9.1. Export Controls. The System, the Documentation, and all underlying information or technology may not be exported or re-exported into any country to which the U.S. has embargoed goods, or to anyone on the U.S. Treasury Department's list of Specially Designated Nationals or the U.S. Commerce Department's Table of Deny Orders. Licensee shall not export the System or Documentation or any underlying information or technology to any facility in violation of these or other applicable laws and regulations. Licensee represents and warrants that it is not a national or resident of, or located in or under the control of, any country subject to such export controls.

9.2. Restricted Rights. The System and Documentation are provided with Restricted Rights. Use, duplication, or disclosure by the U.S. Government is subject to restrictions as set forth in subparagraph (c)(1) of the Commercial Computer System - Restricted Rights clause at FAR 52.227-19, subparagraph (c)(1)(ii) of The Rights in Technical Data and Computer System clause at DFARS 252.227-7013, or subparagraph (d) of the Commercial Computer Software—Licensing at NASA FAR supplement 16-52.227-86, or their equivalent, as applicable.

10. GENERAL.

10.1. Assignment. Licensee may not assign, sublicense, or transfer Licensee's rights or delegate its obligations under this Agreement without Licensor's prior written consent, which

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will not be unreasonably withheld. This Agreement shall be binding upon the successors and assigns of the parties to this Agreement.

10.2. Entire Agreement. This Agreement, along with the Exhibits attached and referenced in this Agreement, constitutes the final and complete understanding between the parties, and replaces and supersedes all previous oral or written agreements, understandings, or arrangements between the parties with respect to the subject matter contained in this Agreement.

10.3. Waiver. This Agreement may not be modified or amended except in a writing signed by an authorized officer of each party. The failure of either party to enforce any provision of this Agreement shall not be deemed a waiver of the provisions or of the right of such party thereafter to enforce tnat or any other provision.

10.4. Notices. Except as otherwise provided in this Agreement, notices required to be given pursuant to this Agreement shall be effective when received, and shall be sufficient if given in writing, hand-delivered, sent by facsimile with confirmation of receipt, sent by First Class Mail, return receipt requested (for all types of correspondence), postage prepaid, or sent by overnight courier service and addressed as follows:

To Licensor:	[redacted]
Attn:	
Fax no.:	
To Licensee:	200 W. Sahara Ave. #407
	Las Vegas, Nevada 89102
Attn:	David H. Lieberthal
Fax no.:	800-682-8544

10.5. Publicity. Without the prior written consent of the other party, neither party shall disclose the terms and conditions of this Agreement, except disclosure may be made as is reasonably necessary to the disclosing party's bankers, attorneys, or accountants or except as may be required by law.

10.6. Independent Contr..ctor. Nothing in this Agreement shall be deemed to create an employer-employee, principal-agent, or joint venture relationship. Neither party shall have the authority to enter into any contracts on behalf of the other party.

10.7. Governing Law and Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the [redacted], venue for all actions laid in [redacted]

10.8. Severability. In case any provision of this Agreement is held to be invalid, unenforceable, or illegal, the provision will be severed from this Agreement, and such invalidity, unenforceability, or illegality will not affect any other provisions of this Agreement.

10.9. Arbitration. In the event of any dispute between the parties arising out of this Agreement, the dispute may be resolved at the election of either party by arbitration under the rules of the Judicial Arbitration Mediation Services in [redacted] under its rules for arbitrator selection and conduct of arbitration.

10.10. Attorney's Fees. In the event of any dispute between the parties arising out of this Agreement, the prevailing party shall be entitled, in addition to any other rights and remedies it may have, to recover its reasonable attorney's fees and costs.

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10.11. Effective Date. The effective date of this Agreement shall be December 28th 2013.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date written above.

Date: December 28th 2013

LICENSOR: [redacted]

By: ____________________

Print Name: [redacted]

Title: CEO

LICENSEE: MA & ASSOCIATES, LLC

By: ____________________

Print Name: Antonio Del Hierro

Title: CEO

Attachments:
Exhibit "A"
Exhibit "B"
Exhibit "C"

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EXHIBIT A

1. **LIST OF AUTHORIZED SITES:**

Address: ______________________

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2. **LIST OF AUTHORIZED PLATFORMS:**

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3. **LIST OF DOCUMENTATION:**

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4. **LIST OF EQUIPMENT REQUIRED**

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Fees to be paid in six (6) separate payments according to the following schedule:

$15,000.00 – Upon execution of this License Agreement

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$11,000.00 – January 31, 2014
$11,000.00 – February 28, 2014
$11,000.00 – March 31, 2014
$11,000.00 – April 30, 2014
$11,000.00 – May 31, 2014
$15,000 – only if heavy metals testing is required

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EXHIBIT B

FEE SCHEDULE

1. Before approval by State of Nevada to operate a laboratory: Prior to any grant to Licensee of the Exclusive License, Licensee will seek to obtain approval by Nevada regulatory authorities to operate a cannabis testing lab, Licensor will assist Licensee to obtain such approval by providing the services or testing protocols at the fee schedule below:

Testing Protocols:	Fee
i) Phytochemicals, Pesticides and Toxins	$40,000
ii) Residual Solvent Testing	$20,000
iii) Microbiological Contaminants	$5,000
iv) Foreign Matter and Mold	$5,000
v) Heavy Metal and Aflatoxin Test (optional)	$15,000

Fees to be paid in six (6) separate payments according to the following schedule:

$15,000.00 – Upon execution of this License Agreement
$11,000.00 – January 31, 2014
$11,000.00 – February 28, 2014
$11,000.00 – March 31, 2014
$11,000.00 – April 30, 2014
$11,000.00 – May 31, 2014
$15,000 conditional upon heavy metal and Aflatoxin testing being required

In the event Licensee is not given regulatory approval to operate by the State of Nevada, Licensor shall refund 40% (forty percent) of fees actually paid for such services and testing protocols.

3. Exclusive License Fee: $100,000

Immediately upon the Licensee being granted a permit to operate a testing lab by the State of Nevada, Licensee shall pay Licensor a one-time non-refundable fee of $100,000.

3. Testing Support: $10,000 per Year

Commencing one year from the date of the Exclusive License Payment, Licensee shall pay Licensor $10,000, in exchange for Licensor giving Licensee technical support on issues related to the testing services Licensee is licensed to perform.

4. Ongoing Per Test Fees

Once Licensee receives a permit to operate from the State of Nevada, Licensee shall pay when invoiced for sample reports according to the following schedule.

Test Type	**Per Test Fee**
Cannabinoids or equivalent	$5

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Terpenoids or equivalent	$5
Toxins (Pesticides, mycotoxins, etc.) or equivalent	$5
Residual Solvent or equivalent	$5
Heavy metals and Aflatoxin	$5

5. **Other Fee Services: Once Licensee receives a permit to operate in the State of Nevada, Licensee may require additional services from Licensor and will be invoiced for same according to the schedule below. At its sole discretion, Licensor may require that a portion or all of the scheduled fees be paid in advance.**

Fee	Item
$25,000	Lab Design, equipment acquisition, and major purchase assistance – our experts design your layout and contact vendors to aid in your purchase of the laboratory-associated items you need (optional)
$1,500/day + Travel and Expenses	Have Licensor's Expert set up the partner lab (optional)
$1,500/day + Travel and Expenses	Training by a Licensor Expert on location at the Partner lab
$600/day	Training of Partner personnel by a Licensor Expert at Licensor's Facility in [redacted]
$150/hour	Remote training by Licensor's Expert via internet/phone.

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EXHIBIT C
TECHNICAL SUPPORT SCHEDULE

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